SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by Registrant [X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)
     (2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to paragraph 240.14a-11(c) or paragraph
     240.13a-12

                                Declaration Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ---------------------------------

     2) Form, Schedule or Registration Statement No.:

        ---------------------------------

     3) Filing Party:

        ---------------------------------

     4) Date Filed:

        ---------------------------------

                           PRELIMINARY PROXY MATERIAL

                                DECLARATION FUND
                           555 NORTH LANE, SUITE 6160
                        CONSHOHOCKEN, PENNSYLVANIA 19428


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 1998

                       ----------------------------------


     NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of Declaration Fund (the "Company") will be held at 9:00 a.m. (Eastern Time) on July 16, 1998 at 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428 to consider and to act upon the following matters:

     (1)  To elect seven ( 7 ) Trustees.

     (2) To ratify the engagement of Sanville & Company as independent public accountants for the Company for the fiscal year ending December 31,1998.

     (3) To consider for approval a new Investment Advisory Agreement between the Company with respect to Declaration Cash Account and Declaration Investment Advisors, Inc.

     (4) To consider and act upon such other matters as may properly come before the Meeting.

     Only shareholders of record on the books of the Company at the close of business on June 5, 1998 will be entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.


                                       BY ORDER OF THE BOARD OF TRUSTEES


                                       STEPHEN B. TILY, III
                                       CHAIRMAN

                                    IMPORTANT
                                    ---------

        WE ARE ASKING FOR YOUR PROXY AND YOU ARE REQUESTED TO SEND ONE.

                           PRELIMINARY PROXY MATERIALS

                                 Proxy Statement

                       FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 1998


     This Proxy Statement is furnished in connection with matters to be voted upon at the Special Meeting of Shareholders of Declaration Fund (the "Company") to be held at 9:00 AM, Eastern Time, on July 16, 1998 at 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428 and at any and at all adjournments thereof with respect to the matters to be voted upon referred to in the accompanying Notice.

                        VOTING SECURITIES AND RECORD DATE

     The units of interest ("Shares") issued by the Company with respect to Declaration Cash Account and Michigan Heritage Fund being each a separate series of the Company, are the only outstanding voting securities. Holders of record at the close of business on June 5, 1998 are entitled to Notice of the Meeting and to vote at the Meeting and any adjournment(s) thereof. At the close of business on June 5, 1998_________ shares of Declaration Cash Account and ______________shares of Michigan Heritage Fund were issued, outstanding and entitled to vote. Each share entitles the holder thereof on the record date to one vote at the Meeting.

     This Proxy Statement is first being sent to Shareholders on or about June 10, 1998.

                                     QUORUM

     The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities of each series with respect to matters affecting only the series is necessary to constitute a quorum and a majority of the outstanding voting securities of the Company with respect to matters affecting the Company is necessary to constitute a quorum at the Special Meeting. Approval of the proposals to be presented at the meeting will require the affirmative vote of a majority of the outstanding voting securities of the affected series or of the Company, as appropriate, present at the Meeting.

MATTERS AFFECTING THE COMPANY GENERALLY
---------------------------------------

ELECTION OF TRUSTEES
--------------------

MEMBERS OF THE BOARD OF TRUSTEES
OF DECLARATION FUND AND TRUSTEE NOMINEES

ARTHUR S. FILEAN
TRUSTEE

     Mr. Filean is a Trustee of Declaration Fund. Mr. Filean has served as a Trustee of Declaration Fund during the period from December 8, 1988 to the present. From 1983 to 1990, Mr. Filean served as a Second Vice-President of Principal Mutual Life Insurance Company. From 1976 to the present , he has served as Secretary of the mutual funds making up the Principal Mutual Fund Group. In addition, he is currently Vice- President of each of the Principal Funds. He is also a Vice President of Principal Management Corporation and of Princor Financial Services Corporation (a principal underwriter and dealer for mutual funds). From 1981-1986, he served as President, Treasurer and a Director of Princor Financial Services Corporation. Age 59


STEPHEN B. TILY, III
CHAIRMAN OF THE BOARD AND TRUSTEE
PRESIDENT

     Mr. Tily is a Trustee of Declaration Fund. Mr. Tily has served as a Trustee of Declaration Fund during the period from September 1988 to the present. From December 1988 until December 1997, he served as President of Declaration Fund. From December 1983 until December, 1988, he served as Chairman of the Board of Directors and Secretary of Declaration Investment Advisors, Inc. (the investment manager of Declaration Cash Account , a series of Declaration Fund) and as Chairman of the Board of Declaration Holdings, Inc. ( the parent company of Declaration Investment Advisors, Inc.). >From 1981 to January 1, 1992, Mr. Tily served as President, Chief Executive Officer and a Director of Delaware Charter Guarantee & Trust Company ("Delaware Charter"). He became Chairman and Chief Executive Officer of Delaware Charter on January 1, 1992. Effective December 31, 1993, Mr. Tily terminated his relationship with Delaware Charter. Age 60

THOMAS S. STEWART, III , CFA
TRUSTEE

     Mr. Stewart became a Trustee of Declaration Fund in 1994. He is the managing principal of Stewart Associates a firm providing consulting services in the areas of strategic planning, investment management and retirement planning. He organized Stewart Associates upon his retirement in 1994 from service with PNC Bank, Philadelphia, Pennsylvania. While in the employ of the Bank over a period of thirty years, he was responsible for the management of personal and institutional investment portfolios, was Director of Economic and Investment Research and was responsible for the management of the Investment and Trust lines of business. He served as Chairman of Provident Capital Management, Inc. and Advanced Investment Management, Inc., two registered investment advisors serving the institutional investment market. Mr. Stewart has also served as Chairman of the Executive Committee of the American Bankers Association's Trust and Management Division and as Chairman of its Asset Management Committee. He is the former President of the Corporate Fiduciaries Association of Philadelphia, a former member of the Pennsylvania Bankers Association Trust and Investment Committee and the Philadelphia Securities Association and a former Director of Philadelphia Financial Analysts. he is presently a member of the Association for Investment Management and Research. Age 59

GEORGE R. STASEN*
TRUSTEE NOMINEE

     Mr. Stasen is a nominee for election as a Trustee of Declaration Fund. Mr. Stasen has served as a director or advisor to government units, foundations and public corporations. He has structured and provided financing and investment guidance to major corporations, investment companies, development enterprises and municipalities. Mr. Stasen co-founded Mentor Capital Partners, Ltd., a prominent Philadelphia based merchant banking firm in 1993. Prior to returning to the Philadelphia area, Mr. Stasen was chief operating officer, from 1987 to 1993, of the Rushmore Group of Bethesda, Maryland, a diversified financial services firm engaged in the management of mutual funds, institutional money management, financial advisory services, banking and securities brokerage. From 1984 to 1987, Mr. Stasen was President and Chief Operating Officer of American & European Investment Corporation, an international financial and investment advisory firm headquartered in Washington, DC. From 1978 to 1984, Mr. Stasen served as Vice President of Provident Institutional Management Corporation
(PIMC) responsible for portfolio management, investment strategy and product development. PIMC, the advisory subsidiary of Provident National Bank, Philadelphia, PA provided institutional investment management services, principally to banks. Prior to joiningPIMC he was employed by Merrill Lynch & Co., Inc. Mr. Stasen presently serves as Chairman of Gwynedd Resources, Ltd., a Delaware holding company and Declaration Holdings, Inc. Age 52

A. LOUIS DENTON
TRUSTEE NOMINEE

     Mr. Denton is a nominee for election as a Trustee of Declaration Fund. During the period from 1989 to the present he has been employed by Philadelphia Corporation for Investment Services, Philadelphia, PA ( a firm providing financial advice and services)and is currently its President and Chief Executive Officer. Mr. Denton is a member of, among others, the Philadelphia Securities Association, The Bond Club of Philadelphia and the Securities Industry Association CEO Roundtable. He is also a Board Member of a number of business, educational and charitable organizations including, First Commercial Bank of Philadelphia, London Life Reinsurance Company, Montgomery County Community College Foundation, The Pennington School, Chapin Memorial Home for the Aged Blind and the National Kidney Foundation of the Delaware Valley. He is an attorney and a former member of the Board of Governors of the Philadelphia Securities Association. Age 39

DOW W. STEWART
TRUSTEE NOMINEE

     Mr. Stewart is a nominee for election as a Trustee of Declaration Fund. During the period from 1997 to the present, he has served as President and Chief Executive Officer of Prime Capital Holdings, Stone Harbor, NJ ( a provider of financial structuring,research and consulting services). From 1995 to 1996, he served as Chief Operating Officer and Treasurer of Stone & McCarthy Research Associates, Princeton, NJ ( a global financial markets and economic research firm) and from 1990 to 1995 he co-founded and acted as Senior Managing Partner and Chief Financial Officer of R.J.Walls & Company, Princeton, NJ ( an institutional broker-dealer and an investment management firm specializing in institutional fixed income and private client equity business). Age 53

TERENCE P. SMITH*
TRUSTEE NOMINEE
PRESIDENT

     Mr. Smith is a nominee for election as a Trustee of Declaration Fund. He was elected President of Declaration Fund in December, 1997 and continues to serve in that capacity. From September 1988 to the present, Mr. Smith has served as President and Chief Operating Officer of the Declaration Group of companies. He is a Director of Declaration Distributors, Inc., a registered broker-dealer. He is also a Trustee, Chief Financial Officer and Secretary of Pauze' Funds, a registered investment company; from February 13, 1996 through the present. FromSeptember 1987 to September 1988, he served as Vice- President Operations of Declaration Holdings, Inc. ( the parent company of Declaration Investment Advisors, Inc.) From 1984 to 1987, Mr. Smith was Executive Vice- President of Review Management Corp. ( investment manager of the former Over- The - Counter Securities Group, Inc. and the distributor of its shares). From 1981 to

1984, he served on the tax and audit staff of the Philadelphia office of KPMG Peat Marwick LLP. ( an international accounting firm). Mr. Smith is a certified public accountant. Age 51

*: Interested person of Declaration Fund, as that term is defined in the Investment Company Act of 1940. The term includes persons having close familial or substantial professional or financial relationships with an investment company or its investment advisor, principal underwriter, officers or employees. Mr. Smith and Mr. Stasen are interested persons because each is the owner of a beneficial interest in securities issued by Declaration Holdings, Inc., a control person of Declaration Investment Advisors, Inc., the investment adviser to Declaration Cash Account and because Mr. Smith is President of Declaration Fund. There are no family relationships existing between any of the Trustee nominees.

For the year ended December 31, 1997 fees and expenses in the amount of $8,522. were paid to or for the non-interested Trustees of Declaration Fund. Declaration Fund did not pay any officer salaries. The address of each Trustee and Officer of Declaration Fund is 555 North Lane Suite 6160 Conshohocken, PA 19428. Each non-interested Trustee is compensated at an annual rate of $2,000 plus $500 for each meeting attended and is also reimbursed for out of pocket expenses. Declaration Fund held 3 meetings in 1997; all of the Trustees attended at least 75% of the aggregate number of meetings.

Committees of the Board of Trustees
-----------------------------------

     The business of the Company is under the general management of the Board of Trustees as provided by the laws of the Commonwealth of Pennsylvania. Pursuant to authority which is granted by the Company's Bylaws, the Board has established an audit committee. Mr. Arthur Filean is Chairman of the audit committee.

     The audit committee meets with the Company's independent public accountants for consultation if the committee deems it advisable and meets with the accountants annually to discuss the scope and results of the annual audit of the Company and on such other matters as the committee deems appropriate or desirable. During 1997, the audit committee met with the independent public accountants on one occasion.

     It is intended that the shares represented by the accompanying proxy will be voted for the election of the nominees, unless otherwise instructed on the proxy card. If one or more of the nominees should at the time of the meeting, be unavailable or unable to serve as a Trustee, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board. TheBoard does not know of any reason why any of the nominees will be unavailable or unable to serve.

RATIFICATION OF THE ENGAGEMENT OF AUDITORS

     The accounts of the Company for the fiscal year ended December 31,1998 will be audited by Sanville & Company( "Sanville"). The Board approved the selection of Sanville & Company as the Company's independent accountants to audit the accounts of the Company for the fiscal year ended December 31, 1998 at its meeting held on December 19,1997.

     A representative of Sanville & Company will be present at the meeting to answer any questions that may arise.

     Sanville  &  Company  served  as  Declaration   Fund's  independent  public
accountants for the calendar year that ended on December 31, 1997.


     THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS RATIFY THE SELECTION OF SANVILLE & COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998. THE VOTE OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED BY PROXY AT THE MEETING IS REQUIRED TO RATIFY THE SELECTION OF SANVILLE & COMPANY.


THE FOLLOWING MATTER RELATES ONLY TO DECLARATION CASH ACCOUNT
-------------------------------------------------------------

     Since December 19, 1997 Mr. Terence P. Smith, the President of the Company, has been the sole provider of investment advisory services to Declaration Cash Account ("Cash Account"). Mr. Smith has performed these services without compensation. Before that date, Declaration Investment Advisers, Inc. ("Declaration I/A") served as investment manager of Cash Account pursuant to a written agreement between the Company and Declaration I/A (the "Agreement").

     Declaration I/A is a wholly owned subsidiary of Declaration Holdings, Inc. ("Holdings"). Prior to August 21, 1997, Stephen B. Tily, III and WMB Holdings, Inc owned all of the outstanding voting stock of Holdings. On August 21, 1997, all of the outstanding voting stock of Holdings was transferred to Terence P. Smith, then the Secretary of the Company. On October 22, 1997, Mr. Smith transferred 20% of the stock to Mentor Special Situations Fund (a venture capital limited partnership), and 5% to Messers. George Stasen and Edward Sager (the principals of Mentor Special Situations Fund). Mr. Smith now owns 75%, Mentor Special Situations 20% and Messrs. Stasen and Sager 2 1/2 % each. The address of each of the owners is 555 North Lane Suite 6160 Conshohocken, Pennsylvania 19428.

     Because of the change in ownership of Declaration I/A in August 1997,

Shareholder  approval of a new Agreement was required  within one hundred twenty
(120) days of the change. At their December 19, 1997 Board Meeting, the Company's Board of Trustees determined it was unlikely a quorum of Shareholders would be present at the Shareholder Meeting which was scheduled to immediately follow the Board of Trustee's meeting. In the event a quorum of Shareholders was not present at the Shareholder Meeting to approve a new Agreement, and in order to provide continued advisory services; the Board, after consultation with counsel, determined to retain Mr. Smith as an employee of the Company to invest and reinvest the assets of Cash Account, to serve without compensation, and at the pleasure of the Board or until Shareholder approval of a new Agreement could be obtained. The scheduled Shareholder Meeting was called to order, and adjourned due to lack of a quorum.

     At their meeting on May 20,1998, the Board members deemed it important that Cash Account again have the services of Declaration I/A.

APPROVAL OF  NEW INVESTMENT MANAGEMENT AGREEMENT

     Under  the  terms of the new  Investment  Management  Agreement  (the  "New
Agreement"), Declaration I/A (i) will determine the composition of Cash Account's portfolio, the nature and timing of the changes therein and the manner of implementing such changes and (ii) provide Cash Account and/or the Board of Trustees with such investment advisory research and related services as Cash
Account and /or the Board of Trustees may, from time to time, reasonably require. Declaration I/A will furnish, without cost to the Company, the services of those of Declaration I/A's officers and full-time employees who may be duly elected executive officers or Trustees of the Company and shall pay all salaries, fees and expenses of the Company's interested Trustees, president, vice-presidents, secretary and treasurer andall personnel who perform services related to research and investment activities. Declaration I/A has also agreed that if the aggregate expenses of the Company including the management fee but excluding taxes, interest, brokerage commissions and extraordinary items should exceed 2 % of the first 100,000,000 dollars of the average net assets of Cash Account and 1 1/2 % of all in excess of 100,000,000 dollars then such excess expenses will be paid to the Fund by Declaration I/A but only to the extent of the management fee.

     For providing such services, Declaration I/A will receive a fee, which shall be accrued daily and paid monthly, at an annual rate of 1/2 of 1% on the first $500,000,000 of the average net assets of Cash Account; thereafter declining as the amount of assets increases. For the periods ending December 31, 1995, 1996 and 1997, the management fees paid to Declaration I/A were reimbursed by Declaration I/A under an expense reimbursement provision similar to the one set forth in the preceding paragraph.

     The New Agreement will be identical in all material respects with the old Agreement.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT FOR DECLARATION CASH ACCOUNT. THE VOTE REQUIRED

TO APPROVE THE AGREEMENT IS THAT OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF DECLARATION CASH ACCOUNT. A COPY OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT IS ATTACHED.

                           SECURITY HOLDERS' PROPOSALS

     For those years in which annual shareholder meetings are held, proposals which shareholders of Declaration Fund intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Fund within a reasonable period of time before the solicitation is made.

     A COPY OF THE SEMI-ANNUAL REPORT AND THE ANNUAL REPORT OF THE COMPANY FOR THE PERIODS ENDING JUNE 30, 1997 AND DECEMBER 31, 1997, RESPECTIVELY, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITING TO THE COMPANY AT 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PENNSYLVANIA 19428 OR BY CALLING THE COMPANY AT 1-800-423-2345

                             ADDITIONAL INFORMATION

     As of June 5, 1998, no shareholder is known to own 5% or more of the outstanding voting securities of Declaration Fund.

     In order for there to be a quorum of shares of Declaration Fund and the shares relating to Declaration Cash Account (with respect to those matters which relate to Declaration Cash Account)


             PROMPT EXECUTION AND RETURN OF THE PROXY IS REQUESTED.
             ------------------------------------------------------

                                       The Board of Trustees of Declaration Fund

                                       By: Terence P. Smith, President

                           PRELIMINARY PROXY MATERIAL
                           --------------------------

                                DECLARATION FUND

                                      PROXY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned holder of shares of beneficial interest of the Declaration Cash Account series and the Michigan Heritage Fund series issued by Declaration Fund (the"Company"), a Pennsylvania Business Trust, does hereby constitute and appoint Stephen B. Tily, III and Terence P. Smith, or either of them , the attorneys and proxies of the undersigned with full power of substitution and appointment, collectively and as individuals, for and in the name, place and stead of the undersigned on the Company's books on June 5, 1998 at the Special Meeting of the Shareholders of the Company to be held at 555 North Lane Suite 6160 Conshohocken, Pennsylvania 19428 on July 16, 1998 at 9:00 AM and at any and all adjournments thereof upon the following matters as indicated on the reverse side.

     THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY, IT WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN OR, IF NO SPECIFICATION IS MADE, IT WILL BE VOTED TO ELECT AS TRUSTEES THE PERSONS NAMED HEREAFTER; FOR THE RATIFICATION OF SANVILLE & COMPANY AS AUDITORS FOR THE COMPANY FOR 1998, AND FOR THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY WITH RESPECT TO DECLARATION CASH ACCOUNT AND DECLARATION INVESTMENT ADVISORS, INC.;, AND AS TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING IN THE BEST JUDGMENT OF THE PERSONS NAMED ABOVE.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

1. The election of the following nominees for Trustee who shall hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify:

     Arthur S. Filean         George P. Stasen.          Stephen B. Tily, III

     Thomas S. Stewart, III   Terence P. Smith           Dow W. Stewart

                              A. Louis Denton

           Vote for Nominees                  Vote withheld from nominees

     You may withhold authority to vote for any nominee by lining through or otherwise striking out his name.

2.   The  ratification  of Sanville & Company as Auditors for the calendar  year
     1998

                  For               Against          Abstain


THE FOLLOWING PROPOSAL ONLY CONCERNS DECLARATION CASH ACCOUNT SHAREHOLDERS


3. Approval of the Investment Advisory Agreement between the Trust with respect to Declaration Cash Account and Declaration Investment Advisors, Inc.


                  For               Against          Abstain


4. To transact any and all other business which may properly come before the Meeting any adjournment(s) thereof; hereby ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof and hereby revoking all former proxies.


Kindly sign proxy exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If the shares are held jointly, all holders must sign.

Dated_________________1998

_____________________________

_____________________________
  Signature(s) of Stockholder(s)


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                DECLARATION TRUST
                                       AND
                      DECLARATION INVESTMENT ADVISORS, INC.
                        ---------------------------------


     This AGREEMENT made this 16th day of July, 1998 by and between DECLARATION TRUST, a Pennsylvania business trust (hereinafter called the "Fund"), and DECLARATION INVESTMENT ADVISORS, INC., a Pennsylvania corporation (hereinafter called the "Advisor").

     WHEREAS, the Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"), and authorized to issue shares representing interests in Declaration Cash Account (the "Portfolio"); and

     WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

     WHEREAS, the Fund desires to retain the Advisor to render certain investment management services to the Portfolio and the Advisor is willing to render such services;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows;

     1. DUTIES OF THE ADVISOR. The Advisor shall, during the term and subject to the provision of this Agreement, (i) determine the composition of the Portfolio, the nature and timing of the changes therein and the manner of implementing such changes and (ii) provide the Fund and/or the Board of Trustees with such investment advisory research and related services as the Fund and/or the Board of Trustees may, from time to time, reasonably require. The Advisor shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and statement of additional information, and any directions it may receive from the Fund's Board of Trustees.

     2. EXPENSES PAYABLE BY THE FUND. The Fund shall pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal and audit expenses; expenses relating to the redemption of its shares; expenses of holding annual shareholder meetings; expenses relating to the servicing of shareholder accounts; fees and expenses incurred in connection with the printing and distribution of its proxy statements, stockholders reports and notices; trade association fees, cost of supplies and postage; fees and expenses relating to the registration of the Fund's shares under federal and state laws and regulations; applicable federal, state and local taxes; insurance premiums; the costs of personnel necessary to maintain the Fund's records, perform daily pricing and service shareholder requests; interest and brokerage commissions; and such non-recurring expenses as may arise including actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and trustees with respect thereto.

     The Fund will pay the fees and expenses of the non-interested Trustees of the Fund.

     3. EXPENSES PAYABLE BY THE ADVISOR. The Advisor shall furnish, without expense to the Fund, the services of those of the Advisor's officers and full-time employees who may be duly elected executive officers or trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and shall pay all of the salaries, fees and expenses of the Fund's interested Trustees, president, vice-presidents, secretary and treasurer and all personnel who perform services related to research and investment activities.

     Advisor  has  agreed  that  if the  aggregate  expenses  of  the  Portfolio including the management fee but excluding taxes, interest, brokerage commissions and extraordinary items, should exceed 2.0% of the first $100 million of the average net assets of the Fund and 1.5% of the balance of such average net asset value in excess of $100 million (based on a determination of the Fund's net asset value on the last business day of each month of the year) then such excess expenses will be paid to the Fund by the Advisor but only to the extent of the management fee.

     4. COMPENSATION OF THE ADVISOR. The Fund shall pay to the Advisor and the Advisor shall accept as compensation for the services provided by the Advisor a fee calculated as follows:

         .50% of the first $500 million dollars in average net assets; .45% of the next $500 million dollars in average net assets; .40% of the next $500 million dollars in average net assets;
     and .35% of average net assets in excess of $1.5 billion.

     The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the advisor on the first business day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     5. BROKERAGE COMMISSIONS. The Advisor or any sub-investment advisor, in carrying out its duties, is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, or a broker/dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, or broker/dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such member, or broker/dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion (as such term is defined in the Securities Exchange Act of 1934, as amended).

     6. LIMITATIONS ON THE EMPLOYMENT OF THE ADVISOR. The services of the Advisor to the Fund shall not be deemed exclusive, and the Advisor may engage in any other business or render similar or different services to others so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Advisor to engage in any other business or to devote its time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Advisor shall be the only investment advisor to the Fund, subject to the Advisor's right to enter into sub-advisory agreements. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or direction by the Fund's Board of Trustees, or any committee thereof, or any omission by any of them, unless such action or omission has been caused by the Advisor's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

         7. EFFECTIVENESS, DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective on the day and year first above written, the requirements of the Investment Company Act of 1940 having first been satisfied, and shall continue in effect until December 31, 1999, unless sooner terminated. It shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Board of Trustees, or (b) the vote of a majority of the Fund's outstanding voting shares, provided that in either event the continuance is also approved by a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days prior written notice by the vote of a majority of the Fund's 'outstanding voting securities or by the vote of a majority of the Fund's Board of Trustees or by the Advisor, and will automatically terminate in the event of its "assignment" (as such term is defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postage prepaid, to the other party at its principal office.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          Declaration Trust

                                          /s/ Terence P. Smith

                                          By:  __________________________
                                               President


                                          Declaration Investment Advisors, Inc.

                                          /s/ Terence P. Smith

                                          By:  ___________________________
                                               President